Kaya Holdings



A Vertically Integrated Cannabis Enterprise

CULTIVATING, PROCESSING & RETAILING MEDICAL & RECREATIONAL CANNABIS

DISCLAIMER

No Offering of Securities

No offer is made by this Investor Presentation (this "**Presentation**") to invest in Kaya Holdings, Inc. and/or it subsidiaries, includling without limitation Kaya Brands International, Inc. (collectively, the "**Company**") or to purchase any of its and/or their securities. Any offer to make such an investment or purchase and such investment or purchase will be made only pursuant to definitive offering documentation furnished by the Company.

Forward-Looking Statements

This Presentation contains forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by our forward-looking statements. Examples of forward-looking statements include projected financial information, statements of our plans and objectives for future operations and statements concerning proposed new products and services. In some cases, you can identify forward-looking statements by the use of terminology such as "**may**," "**will**," "**should**," "**could**," "**expects**," "**plans**," "**intends**," "**anticipates**," "**believes**," "**estimates**," "**predicts**," "**potential**" and other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance or achievements. Actual events or results may differ materially. We undertake no obligation to update any of the forward-looking statements after the date of this Presentation to conform them to actual results.

Projected Financial Information

The projected financial information included in this Presentation has been prepared by Company management and is subject to a high degree of uncertainty. It is based upon estimates of future events and circumstances that might or might not ultimately prove to be accurate. All of the assumptions upon which the projections are based, and which would be material, are not presented. No representation or warranty can be made as to the accuracy of any of these assumptions. There can be no assurance that the projections will be realized, and actual results may differ materially from those set forth in the projections. The assumptions underlying the projected financial information are inherently uncertain and are subject to significant business, economic, and competitive risks and uncertainties that would cause actual results to differ materially from those projected. No opinion or report on the projected financial information was received from any independent accountants. If the projected results are not achieved, the Company's business and financial performance could be adversely affected. Because of the above limitations on these projections, you are cautioned about placing undue reliance on them.



Kaya Holdings, (“KAYS”) is a veteran U.S cannabis company with the historical distinction of being the first U.S. publicly traded company to operate a licensed marijuana dispensary, as well as the first to vertically integrate to include cannabis farming and the manufacture of extracts and infused products. .

KAYS is now establishing a global cannabis enterprise leveraging its six-plus years of commercial-scale operating experience in cannabis cultivation, retail and manufacturing, including its manuals, and managing protocol, fine genetics, and compelling product brands.

The Kaya Holdings Portfolio

Kaya Holdings

Marijuana Holdings Americas

U.S. Operations

Kaya Shack™ & Kaya Farms™

KayaBrands USA

Manufacturing

18 Proprietary Brands

Kaya Brands International

International Operations

Kaya Kannabis, Kaya Shalvah, Franchising

The Company has developed the Kaya Shack™ brand for its chain of legal cannabis retail stores. Kaya Shack™ is a value-oriented brand - offering an environment, merchandising, amenities, and product quality typically associated with "higher end" (i.e. more expensive) retailers. The Company tagline, "*Fine Affordable Cannabis*™" captures the brand's core characteristics of high quality and affordability.

There are Kaya Shack™ stores in Portland & Salem, Oregon.



KayaShack
Flower
Edibles
Concentrates
Topicals
Pre-Pack Flower
House Shake $5/g
Every Day is
KayaShack
KayaShack


KayaShack
KayaBuddies
EXTRACTS - CARTS - EDIBLES
PREMIUM FLOWER
Be Kind


Be Kind
KayaShack
FINE AFFORDABLE CANNABIS
Daily and Monthly Specials
1719 SE Hawthorne Blvd


If not us, who? If not now, when?


Never
look down
on someone
unless you're
helping
them up
KayaShack
Be Kind
Never Fear
Shadows
You're Beautiful.
PEACE
LOVE &
KAYA
kaya gear
REALLY HAPPY


BREWING CO.
POPEYES
LOUISIANA KITCHEN
KayaShack
Spin City
LAUNDROMAT


Be Kind


KayaShack

Kaya Farms™ is the KAYS cultivation brand.

The Company has been growing cannabis since March 2015 (800 sq. ft.) - which grew to a 5,700 square facility by August 2015. Since 2018 KAYS has been cultivating in a 15,000 sq. ft. space.

Kaya Farms™ is currently maintaining its genetic library and cultivating under medical cannabis guidelines while it awaits OLCC approval of its recreational cultivation license at our Lebanon, Oregon location.

Kaya Farms™ has a 26-acre property in Lebanon, Oregon and a 15,000 sq. ft. warehouse in Eugene, Oregon.






Kaya FARMS
Kaya FARMS
Kaya FARMS




VICINITY MAP
PROJECT SCOPE
PROGRAM NEEDS
GENERAL NOTES
OWNER CONTACT
(p) SITE PLAN
WILLARD C. DIXON Architect, AIA
KAYA FARMS Ag. Facility



Kaya FARMS
Kind Cultivation

Experienced Cannabis Cultivators













KayaBrands USA

Cannabis Infused Gummies

Cannabis Infused Cakes & Cookies

Cannabis Infused Frozen Italian Entrees

Cannabis Infused Gummies

Cannabis Extracted Oils

Cannabis Infused Juices

Cannabis Blended Cannaceuticals

Cannabis Infused Foods

Cannabis Infused Chocolates

Cannabis Infused Oils & Vapes

Cannabis Power Bars

Kaya & Cannabis Themed Sportswear

Cannabis Trail Mix

Cannabis Infused Creams & Lotions

Cannabis Glass Accessories

Cannabis Infused Syrups

Cannabis Themed Catering

Cannabis Pre-Rolls

Increasingly, brands are an important component of a vertically integrated company's assets. The Company endeavors to create brands that are meaningful, appealing and effective communicators of the Kaya principles of quality and value. KAYS plans to have all or most brands active in 2021.

KAYA BRANDS INTERNATIONAL

Projects Under Development

Kaya Canada

Franchising the Kaya Shack™ Retail Brand in Canada

Kaya Shalvah

Developing a Commercial Cultivation & Processing Facility in Yerucham, Israel

Kaya Kannabis

Developing a Commercial Cultivation & Processing Facility in Thebes, Greece


KayaShack
IT'S A GOOD DAY TO HAVE A GOOD DAY
KayaShack
BELIEVE THERE IS GOOD IN THE WORLD
KayaShack

KAYA BRANDS INTERNATIONAL

KayaCanada
KAYA SHACK CANNABIS COMPANY

KBI has a Canadian development plan that calls for the sale and opening of 75-100 Kaya Shack™ outlets in Canada by 2025, provided Canadian licensing regulations permit.

The Canadian franchise program has been significantly handicapped by the COVID-19 pandemic & quarantine. KBI hopes to regain momentum as the Canadian economy continues to reopen.

Kaya Shalvah is developing a 25 acre (100 dunams) plot into a cannabis cultivation facility and 2.5 acres (10 dunams) into a processing center. Plan calls for 20 light deprivation greenhouses (3,500 square meters each), and an additional 8,000 square meter structure for storage, laboratory, processing, logistics, and support and administrative space.



Stock Photo

kind cultivation

KAYA KANNABIS

KAYA FARMS GREECE

Kaya Kannabis is a joint venture of GreekKannabis and KBI (Greekkannabis S.A.). The *Kaya Kannabis* cannabis cultivation and processing project is situated on a 15 acre plot in Thebes, Greece.

Plan calls for 12 light deprivation greenhouses (3,500 sq. meters each), and an additional 8,000 sq. meters of space for processing, laboratory, packaging, logistics, and support/administration space.



Rendition

KAYA BRANDS INTERNATIONAL

Projected

kind cultivation
kaya shalvah
KAYA FARMS ISRAEL

Kaya Shalvah's financial modeling begins as of the activation of the greenhouses, a 2-3 year period after financing, depending on pace of licensing.

The project's 5-year forecast estimates combined revenues (for a 5 year period) of $1,782,799,200 and a forecasted 5-year Pre- tax Profit of $1,130,435,487.





Projected

kind cultivation
KAYA KANNABIS
KAYA FARMS GREECE

Kaya Kannabis' financial modeling begins as of the activation of the greenhouses, a 2-3 year period after financing, depending on pace of licensing.

The projects's 5-year forecast estimates combined revenues (for a 5 year period) of $1,222,490,880 and a forecasted 5-year Pre- tax Profit of $762,719,879.



Assumptions:

- The first harvest is 4 months after a greenhouse becomes active.
- Subsequent to the first harvest, there will be 4 harvests per year per greenhouse.
- Each harvest will yield 4,680 pounds per active greenhouse. Each greenhouse will yield 18,720 pounds annually at full capacity.
- The assumed revenue is $4.00 per gram ($1,816/pound). This represents both flower and oil, as flower may be sold for less than $4 a gram and oil for significantly more.



Our Leadership

KayaHoldings

Craig Frank
CEO

Chief Executive Officer of KAYS since its formation. Prior to Kaya, Craig served as Founder & CEO of The Tudog Group, a business advisory firm that has worked with more than 200 companies from 19 countries since it commenced operation in Tel Aviv in 1998. Craig is a U.S. and Israeli citizen.

William David Jones
Senior Advisor

A business development and financial consultant to KAYS since its inception. David plays a crucial role in the development and implementation of day-to-day operations.


KayaShack
W. David Jones & Craig Frank, Abu Ghosh, Israel 2019

KayaHoldings

Our Board of Directors

Joining Craig Frank are:

Carrie Schwarz

Carrie Schwarz, who became a director in January 2010. Ms. Schwarz has served as a Portfolio Manager at Metropolitan Capital, a New York based hedge fund. From 1999 to 2001 Ms. Schwarz was an executive at Bank of America Securities, where she built and managed a proprietary Risk Arbitrage Department. From 1991 to 1999 she founded and managed Athena Investment Partners, L.P., a hedge fund that focused on special situations. Prior thereto, she was with American Porters, L.P., a hedge fund that focused on risk arbitrage, which she joined as a junior analyst in 1995 and ultimately rose to become Head of Research and a partner. Ms. Schwarz serves on the board of directors of the American Friends of the Weizmann Institute of Science.

Jordi Arimany

Jordi Arimany became a director in January 2010. He has served as Vice President of Business Development of First Diversity Management Corp., a Cleveland, Ohio based human capital services company Since 2008. From 2007-2008 he served as Associate to the Executive Vice President of Banco Industrial, in Guatemala City, Guatemala, one of the largest private banks in Central America. From 2000 to 2007 Jordi was National Business Development Manager to Latin American Financial Services (LAFISE), a Miami, Florida based financial services firm operating throughout Latin America. Jordi has a Bachelor's Degree in Business Administration from John Brown University and Master's Degree in Business Administration from Regent University.

Bruce Burwick

Bruce R. Burwick became a director in January 2019, He has been a serial entrepreneur for over 50 years. His business ventures have included both domestic and international start-ups including product concept, manufacturing, wholesale and retail distribution, marketing and e-commerce. This includes private label manufacturing for several NYSE listed companies. In Oct 2015 Mr. Burwick sold Dynamic Health Laboratories, Inc. to a NYSE listed company. Since 2014, Mr. Burwick has invested in both medical and recreational cannabis businesses.

Chad Craig

Chad came to Kaya after the Company purchased his cannabis company OG Harley in 2015. OG Harley operated a cannabis farm and distribution company serving the cannabis industry in Oregon. Prior to founding OG Harley, Chad was a middle-management executive with an Oregon based logistics company. Chad has been growing cannabis and operating cannabis businesses for more than 15 years.

Kaya FARMS Kind Cultivation


Kay

KayaShack OREGON CANNABIS COMPANY™



Bryan Arnold

Bryan has been with Kaya since the opening of the first Kaya Shack™ retail shop in July 2014, where he started as a budtender. Bryan has worked his way into management with his broad experience with cannabis and his innate understanding of retail and management techniques. Prior to working with Kaya, Bryan grew cannabis with Rainforest Organix, an Oregon based cannabis grower. Bryan has been working with cannabis for more than 13 years.

Ben Temer

Ben has been involved in the healthcare sector most of his professional career. He has served as an administrator for Brooklyn, N.Y. based Amerihealth Medical Corp. and was a service representative for New York Medical Imaging. Ben co-founded Florida based Total Holistic Center, a chain of medical offices offering cannabis based and other alterative treatments to remedy a wide range of pathologies and discomforts.




Craig Frank & Mitch Chupak, Tel Aviv, Israel 1997

Mitchell Chupak
Project Manager

Mitch resides in Israel since 1972. Mitch serves as Director of Development for The Jaffa Institute, the largest social service agency serving Jaffa, South Tel Aviv and Beit Shemesh. For the past 23 years Mitch has grown the organization extensively and is responsible for development of major social service, educational and community projects by securing millions of dollars in funding and managing large scale construction projects. Mitch is a dual U.S. and Israeli citizen.

kind cultivation
kaya shalvah
KAYA FARMS ISRAEL

Our Board of Directors

Joining Craig Frank & Mitch Chupak are:

Offer Lapidot

A career fighter pilot in the Israel Air Force (1969-1996), holds the rank of Brigadier General. After his military service Offer spent a number of years in senior management positions at Israel's largest retailer, as well as CEO of a high tech start-up, only to miss flying and return to the skies as a pilot for El Al Airlines. After his mandatory retirement from commercial flying, he joined the El Al executive team as the Director of Safety and Quality for El Al Airlines.

Ilan Horesh

A career Israel Defense Forces officer, retiring in 1993 after 23 years at the rank of Colonel. During his career Ilan held numerous command positions with combat ground forces. His final assignment in the IDF was Commander of the School of Electronics and Computerization. After his military service an executive with such companies as Pelephone, Bezek, and Paz Oil. Ilan has served on the Boards of a number of Israeli companies, including Rakah Pharmaceutical Industry, Ltd., Ampa Investments, Ltd., and Retalix, Ltd.

Joseph Gayer

A founder of the international law firm ZAG-S&W. Yossi is a prominent expert in a number of legal fields, including commercial litigation and contracts law, representing clients both on domestic and international matters.

Gadi Katz

The founder of Total Immersion Swimming ("TISI"), the Israel franchise of a multinational corporation in the sports and leisure market, with 70 branches across Israel. Gadi co-founded American-Israel Crisis and Issue Management (AICIM) consulting firm, specializing in high-level advisory services to politicians (including candidates for Head of State) and business leaders globally. Gadi began his career as an attorney with Israel's largest law firm, Meitar & Co.

kind cultivation
kaya shalvah
KAYA FARMS ISRAEL

Our Board of Advisors

Uzi Teshuya

Uzi is a second-generation Israeli farmer, active in agriculture since his teenage years. Since 1991 Uzi has served as the CEO of a farm distributes its agricultural products, grown using groundbreaking and innovative agricultural methods. Uzi became the active Chairman of TAP, an agricultural engineering and technology company specializing in the design, construction and management of agricultural farms in numerous countries worldwide.

Elon Kaplan

A Ph.D. in Organizational Psychology is the Founder and CEO of Cytegic, a cutting-edge cyber-risk quantification solution. Elon was Founder and CEO of Gilon Yaad, Ltd., an organizational business strategy consultancy, where he worked with many large companies, including PayPal, El- Al, Johnson & Johnson, Bank Leumi, Bank HaPoalim, Discount Bank, Maccabi Healthcare, and Comverse.

Josh Rubin

The founder and CEO of Day Three Labs (DTL). Headquartered in Denver. Josh began his career in the cannabis industry in 2017 as a consultant analyzing trends in the cannabis market.

Rafi Cohen

The Israeli Chief of Operations for Day Three Labs. Rafi has managed and overseen small and large-scale cannabis research & development projects since 2015, specializing in medicinal, cosmetic , wellness and animal health product development.

Ilias Kammenos - co-founder of Greekkannabis. Scion of a prominent Greek family active in business and politics. Ilias currently serves as the CEO of I. Kammenos Group of Companies.

Panagiotis Kininis - co-founder of Greekkannabis. Panos has a BSc in Agricultural Sciences and an MSc in Biotechnology, both from the Agricultural University of Athens.



Ilias Kammenos, Craig Frank, W. David Jones, Panos Kininis, Thebes, Greece 2019

KAYA KANNABIS
kind cultivation
KAYA FARMS GREECE

Our Board of Advisors

Rear Admiral (Ret.) Nikolaos Kastanias

Retired senior officer in the Greek Navy. His esteemed career began in 1978 upon his entry into the Hellenic Naval Academy. Retiring from the Hellenic Navy in 2013 with the rank of Rear Admiral, Nikolaos' 35-year military career saw him engage in a wide range of high pressure tasks, including search and rescue, peacekeeping, national security, fire and flood incidents, emergency evacuations, and refugee mitigation. Admiral Kastanias' distinguished career has seen well-deserved recognition through his being awarded, among other medals, The Golden Cross of the Order Of Phoenix, The Knights Golden Cross of the Order of Honour, The Commanders Cross of the Order of Phoenix, The Medal of Military Merit B and C class, The Navy Force Meritorious Command Medal C Class, The Staff Officer Ribbon Bar B Class, and Navy Force Formation Command Medal C Class.

Gerassimos Karabelias, PhD

Dr. Karabelias is a professor at Panteion University, a Athens, Greece institution of higher learning focusing on the social and political sciences. Instructing students on both undergraduate and graduates levels on topics as diverse as Military Sociology, Social Integration and Radicalization, and Socio-economic Transformation and Technology. Professor Karabelias has authored eight books including *Aspects of Military Sociology, Sociology and the Armed Forces, The Military Institution and the Exercise of Political Power in Turkey,* and *The Role of the Armed Forces in the Political Life of Modern Greece.* He has also edited four additional books or journals as well as composed published numerous articles. Among the books or journals edited are *The Passage of Ships Through Straits* and *Aspects of Modern Turkey.* Gerassimos has received numerous citations and awards for his esteemed academic career, including Fellowships and Grants from Pace University, New York University, The AG Leventis Foundation, The Bodosakis Foundation, The Onassis Foundations, and NATO.

Dimitris Bouras

Dimitris has successfully been planning and constructing large engineering projects internationally for 30 years. As a co-founder and CEO of Prenecon, Dimitris focuses the company's project management, EPC/BoP contracting and O&M services on the renewable energy sector, developing wind, solar, biogas and biomass projects globally. Dimitris also serves as the CEO of Whitestone, a firm active in engineering, design, construction and O&M of industrial, marine and commercial projects. One of Whitestone's core competencies is the construction of medical cannabis projects, offering a wide array of critical services, including land selection, GACP/GMP/GDP compliance, water recycling, and other key development services. Whitestone has developed and constructed a number of medical cannabis cultivation projects in Greece and internationally.



Kaya Holdings

Strategy

- Prepare for a highly competitive and dynamic business environment.
- Remain aware of the state of global demand for legal cannabis as it compares with global cannabis cultivation capabilities so as to not get caught in a global surplus.
- Distribute product into legal markets only, with initial focus on the European Union, Asia and select African markets.
- Stay flexible, as existing rules in current markets may change and new rules in new markets may emerge.

KayaHoldings

Opportunity

- Oregon based cannabis cultivation experience steeped in Green Triangle tradition and enhanced by commercial scale adjustments, science, and efficiency and precision technologies.
- Strong knowledge base on maximizing yields and plant quality based on inputs and strain.
- Comprehensive understanding of Quality Assurance, European GMP, and Good Agricultural and Collection Practices.
- Demonstrated excellence in organizing, launching and implementing complex operations in emerging markets in a regulated industry.
- Successful track record of teams in operating businesses in Greece and Israel.



Stock Photo.

Chad Craig & Bryan Arnold
Salem, Oregon


If not us, who? If not now, when?


Be Kind
KayaShack
FINE AFFORDABLE CANNABIS
Daily and Monthly Specials


KayaShack

KAYS in Oregon

The Oregon Cannabis Market

The Oregon Cannabis Market

Total State Recreational Sales by Month
2020


$300M
$200M
$100M
0
Jan
Feb
Mar
Apr
May
Jun
Jul
CA
OR
WA

Headset Research, The Oregon Market Industry Report, September 2020

In 2020, Oregon sales grew 49.8%, outpacing both California (16.1%) and Washington (25.4%).

The Oregon Cannabis Market

Oregon Category Dales

Oregon Category Sales Mix - Training 12 Months


100%
80%
60%
40%
20%
0%
19.9% 16.5% 15.5% 14.2% 14.6% 14.2% 14.6% 14.5% 13.9% 13.6% 14.2% 14.3%
8.4% 9.0% 9.0% 9.4% 9.4% 9.1% 9.6% 8.3% 8.2% 8.8% 9.5% 10.3%
50.5% 51.7% 51.1% 51.8% 51.0% 51.9% 52.9% 53.2% 52.4% 50.9%
8.2% 8.1% 8.1% 8.4% 8.8% 8.2% 8.5% 9.4% 8.9% 8.3% 8.2% 8.5%
10.8% 11.3% 11.5% 12.9% 12.6% 12.9% 12.3% 12.1% 12.8% 12.8% 12.2% 12.2%
Aug-19 Sep-19 Oct-19 Nov-19 Dec-19 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20
Beverage
Capsules
Concentrates
Edible
Flower
Pre-Roll
Tincture & Sublingual
Topical
Vapor Pens

Flower remains the largest category, typically capturing 50% or more of total sales. Concentrates and vape pens are approaching 30%, edibles range between 8.1-95%, and pre-rolls are between 8.5%-9.5%.

The Oregon Cannabis Market

The Cannabis Consumer – By Age

Q2 2020 Demographic Sales Mix – By State



100%
80%
60%
40%
20%
0%
9.2%
52.6%
24.6%
13.0%
CA
10.0%
54.8%
23.7%
11.3%
CO
49.9%
28.3%
14.9%
NV
50.7%
26.7%
14.5%
OR
9.6%
51.8%
25.4%
12.7%
WA
Silent Generation
Baby Boomers
Generation X
Millennials
Generation Z

Over 75% of the Oregon cannabis market customer base is comprised of Millennials and Generation X.

Operating in a COVID World

A Swift & Complete Response

3.18.20
OLCC Operation Guidelines Released

KAYS CEO Letter
New Procedures to Protect Customers & Staff
3.23.20

3.23.20
Social Distancing, Masks, Sanitizer Procedures Enacted

Curbside Pickup Launched
3.26.20

4.1.20
Chad Installs Plexiglas Dividers at POS Counters

KAYS Releases Compliance Video
4.28.20

5.9.20
Complete COVID Response

Delivery Service Launched

KayaShack
CANNABIS COMPANY ™

Quarantine or not, being stuck at home is always better with weed!

Go to KayaDelivers.com where you can view our menu, pre-order for pick-up & order for *free home delivery.


KayaShack
KAYADELIVERS.COM
Fast Free Delivery
KAYA2

DELIVERY IS HERE!

Delivery only available Moday through Saturday
3 p.m. - 8 p.m.

***$50 minimum purchase for delivery.**

3.31.20

The Kaya Shack COVID Video

https://www.youtube.com/watch?v=gX-MCsuWUq8

What's Next for Oregon

- Refresh Kaya Shack stores
- Set Up to Support U.S. Franchises
- Reconfigure Kaya Farms
- Hemp?

Thank You
& Stay Safe





Be Kind








KayaShack


IT'S A GOOD DAY TO HAVE A GOOD DAY
KayaShack

KayaShack

Panos Kininis & Ilias Kammenos
Cofounders, Greekkannabis S.A.
Athens, Greece

kind cultivation
KAYA KANNABIS
KAYA FARMS GREECE



Greekkannabis

KAYA BRANDS INTERNATIONAL
A KayaHoldings COMPANY

A BIT ABOUT GREECE

People



There are approximately 10,607,051 Greeks.

Median age is 45.3



Population Growth Rate is 0.31% - 220th in world

Literacy rate is 97.7%

Life Expectancy: 81 years – 10th in world

Place

Total Land Area is 130,647 sq. km. – ranked 98 in size of land.

Greece borders Albania, North Macedonia and Bulgaria in the north, Turkey and the Aegean Sea to the east, and the Cretan & the Libyan Seas in the south, and the Ionian Sea in the west.

Greece is a parliamentary republic.

The civil legal system is based on Roman law.

Greece is a member of the European Union & NATO.


NORTH MACE.
BULGARIA
TURKEY
ALB.
Kavála
Alexandroúpoli
Thessaloníki
Mount Olympus
Ioánnina
Lárisa
Kérkyra
Vólos
Lemnos
Lesbos
Aegean Sea
TURKEY
Chalkída
Chios
ATHENS
Pátra
Piraeus
Corinth Canal
Ionian Sea
Sámos
Náxos
Spárti
Kos
Rhodes
Sea of Crete
Mediterranean Sea
Irákleio
Crete
0 50 100 km
0 50 100 mi

Economy



Greece has a capitalist economy with a public sector accounting for about 40% of GDP and tourism 18%.

GDP: $209.85 billion (2019) - 51st in the world.
Per Capita GDP was $30,314.60 in 2019.

CANNABIS IN GREECE

Overview

Among Greece's chief competitive advantages are its ideal climate, abundant natural resources, well-trained scientific community, excellent work force, low labor costs, sophisticated public infrastructure, amenable regulatory environment, and perhaps most significantly, as an EU nation, unburdened access to the European Union and its markets.

In March 2018, the Greek Parliament approved a law authorizing the cultivation and production of medical cannabis in Greece. In November 2018, the Greek government began awarding cultivation licenses.

Licenses

Acquiring a cannabis facility permit begins with submitting the required paperwork to the Directorate of Licensing of Businesses and Business Parks, General Secretariat for Industry.

The Directorate of Licensing of the General Secretariat for Industry then shares the submission with the Ministry of Agriculture and Food, the Ministry of Health /National Organization for Medicines (E.O.F.) and the Hellenic Police.

Upon approval of the license from the regulating government ministries, the Licensing Directorate conducts an onsite inspection.

Existing Players

Partial List of Initial Projects

Company	Region	Size
Biomecann SA	Corinth	11.5 acres
Bioprocann SA	Larissa	11 acres
Cannatec Greece	Kilkis	10 acres
Five SA	Halkidiki	9 acres
WCM Cannamedica SA	Oropos	4 acres
Tikun Olam Hellas SA	Corinth	10 acres
Hellascann SA	Thebes	10.5 acres
Hexo Med SA	Larissa	15.5 acres

kind cultivation

KAYA KANNABIS

KAYA FARMS GREECE

kind cultivation
KAYA KANNABIS
KAYA FARMS GREECE



The *Kaya Kannabis* project has been modeled with consideration for:

Maximum exploitation of the site – generating the most high quality flower per square foot possible.

Administrative & logistical ease – enabling work processes that reduce the challenges of the project's scope and size.

Operational elasticity – allowing for flexibility in real time operations for adjustments needed due to competitive needs, changes in market demand, or changes in laws and compliance obligations.



Stock Photo

High Efficiency Commercial Cannabis Cultivation

- 12 Greenhouses
  35,000 sq. ft. each
- 150 Strain Genetic Library
- Efficiencies in Process
- Four Grow Cycles Annually
- GMP-EU Pharma Grade Standards
- Automated Input Delivery & Environmental Controls
- Each Greenhouse Strain Specific
- Recycled Water & Waste Management Protocol

Kaya Kannabis Update

✓ Installation license granted.

✓ 4 signed off-take agreements.

✓ Land optioned. Engineering retained.

✓ Funding documents completed & distributed.

✓ Commencing talks for pharma-grade product licensing.

✓ Initiating process of equipment requisition review.

Thank You



Mitch Chupak
Tel Aviv, Israel

kind cultivation
kaya shalvah
KAYA FARMS ISRAEL



KAYA BRANDS
INTERNATIONAL
A KayaHoldings COMPANY

A BIT ABOUT ISRAEL

People





There are approximately 9,245,440 Israelis.
74.4% are Jews, 20.9% are Arabs, 4.7 other.

Median age is 29.7.



Population Growth Rate is 1.56% - 74th in world

Literacy rate is 97.8%

Life Expectancy: 83 years – 9th in world

Place

Total Land Area is 21,497 sq. km. – ranked 153 in size of land.

Israel borders: Egypt & the Gaza Strip to the south, Jordan and Syria to the East, and Syria and Lebanon in the north.

Israel is a parliamentary democracy.

The legal system draws from English common law, British Mandate regulations, and Jewish, Christian, and Muslim religious laws



0 20 40 km
0 20 40 mi
LEBANON
1949 Armistice Line
UNDOF Zone
SYR.
Nahariyya
Har Meron
Haifa
Lake Tiberias
Mediterranean Sea
Nazareth
Hadera
Netanya
1949 Armistice Line
Jordan River
Tel Aviv-Yafo
Petah Tiqwa
Bat Yam
Holon
Rishon LeZiyyon
West Bank
1994 Treaty Line
Ashdod
JERUSALEM
Ashqelon
Gaza Strip
Dead Sea
1950 Armistice Line
Beersheba
Dimona
JORDAN
NEGEV
EGYPT
SINAI
The West Bank is Israeli occupied with current status subject to the Israeli-Palestinian Interim Agreement; permanent status to be determined through further negotiation.
The status of the Gaza Strip is a final status issue to be resolved through negotiations.
The United States recognized Jerusalem as Israel's capital in 2017 without taking a position on the specific boundaries of Israeli sovereignty.
Boundary representation is not necessarily authoritative.
Eilat
Gulf of Aqaba

Economy



Israel has a technologically advanced free market economy. Cut diamonds, high-technology & equipment, and pharmaceuticals are among its leading exports.

GDP: $395.10 billion (2019) - Israel is 54th in the world.
Per Capita GDP was $35,293.40 in 2019.

CANNABIS IN ISRAEL

Overview

Israel has been a pioneer in cannabis R&D for several decades and has one of the highest per capita rates of medical cannabis patients in the world.

According to the Economy Ministry, there are 60,000 registered cannabis patients, consuming about 25 million grams annually. Products include flower, oils, pills and ointments.

On 20 April 2018, pharmacies in Israel started selling medical cannabis. In May 2020 the Israeli Economy Minister gave final approval for the export of cannabis from Israel, marking a milestone in the effort to establish cannabis exports.

The government is considering legislation for recreational cannabis.

Standards

In 2019, implementation of the ‘Green Book’ commenced. The Green Book, by the Israeli Medical Cannabis Unit, is the Official Cannabis Guidelines of the Israeli Ministry of Health for ‘Medicalization’ Reform detailing the standards and requirements for each link in the supply chain of cannabis products.

According to the guidelines, each link in the supply chain of cannabis products must meet the highest level of quality in the new official Medical Grade standards, such as IMC-GAP (Israel Medical Cannabis-Good Agricultural Practices) for cultivation, IMC-GMP (Israel Medical Cannabis-Good Manufacturing Practices) for production, and additional standards for Security Practices, Distribution Practices and Clinical Practices.

Existing Players

Partial List of Sector Leaders

InterCure, Ltd. – Tel Aviv traded, chaired by former Prime Minister Ehud Barak. Has cooperation agreement with Canadian company Tilray.

Together Pharma, Ltd. – Tel Aviv traded, chaired by former police chief Yohanan Danino. Raised funds from Hachshara Insurance Company at $200 valuation. Acquired Cannabliss. Has farm in Ashkelon. Farm and export license in Uganda.

Univo Pharmaceuticals, Ltd. – Tel Aviv traded, former Prime Minister Ehud Olmert is an advisor. Approved for domestic sales. Holds 51% of Amit farm. Has cooperative relationship with Canadian company Canopy.

Cannassure Therapeutics – Tel Aviv traded, has Ministry of Health cultivation license, sells to domestic market. Chaired by former Air Force commander Ido Nechushtan.

Pharmocann – expanding on research by Raphael Mechoulam. Has JV with Indian company to grow cannabis in India.

One World Cannabis (OWCP) – completed reverse merger, U.S. traded, engages in R&D of cannabis-based pharmaceuticals.

kind cultivation

kaya shalvah

KAYA FARMS ISRAEL



kind cultivation
kaya shalvah
KAYA FARMS ISRAEL

Yerucham

Greenegev – The first Cannabinoid Ecosystem in Israel

✓ Designated Development Zone
✓ Grants for Fixed Asset Investments
✓ Payroll Support Programs
✓ Subsidies for Integrating Technologies
✓ Cannabis Eco-System with R&D
✓ Logistical Support

Greenegev Project


1
National Center for
Cannabis Research
2
Plant extract factories
(pharma, medical, cosmetics)
3
Plant growth in
optimal conditions
4
Technological
development
5
Packaging and
Transport
6
Export

The government of Israel has granted more than $125 million to advance development of Greenegev.

The Negev offers positive growing conditions for cannabis, and with the appropriate atmospheric controls Kaya Shalvah should be able to produce exceptional cannabis economically.

Kaya Shalvah Update

✓ Kaya Shalvah incorporated in Israel.

✓ Board of Directors, Board of Advisors secured.

✓ Land tender in Yerucham expected in September/October.

✓ Funding documents completed and distribution has begun.

✓ Engineering, security & logistics companies reviewed.

✓ Initiating cooperative talks with other Israeli cannabis companies.


Thank you

W. David Jones
Senior Advisor to the C.E.O.

The Case for KAYS


KayaShack
KayaBuddies
Be Kind
EXTRACTS - CARTS - EDIBLES
KayaBuddies


Be Kind





OTCQB:KAYS

Fully reporting and current.

SEC Filings available at
www.sec.gov or
www.kayaholdings.com

KAYS recently filed its form 10-Q for period ending 06/30/20. Highlights include restructuring of debt and lower costs of operations.

EDGAR® pro

KAYA HOLDINGS, INC.

FORM 10-Q
(Quarterly Report)

KayaHoldings

Filed 08/17/20 for the Period Ending 06/30/20

Address	915 MIDDLE RIVER DRIVE, SUITE 316 FORT LAUDERDALE, FL, 33304
Telephone	954-5347895
CIK	0001530746
Symbol	KAYS
SIC Code	2834 - Pharmaceutical Preparations
Industry	Pharmaceuticals
Sector	Healthcare
Fiscal Year	12/31

The Case for KAYS

KAYS, with over 6 years of hardcore cannabis has been in the midst of a significant strategic shift – biding its time until the U.S. market can responsibly offer multi-state opportunities.

KAYS sat Cannabis 1.0 out when it resisted offers for tens of millions in loans and toxic financings to try and establish multi-state operations, so our pace of growth was slower than Cannabis 1.0 “Stars”. However, KAYS is one of the only pioneer publicly traded cannabis companies to emerge from the turbulence of Cannabis 1.0 without $100’s of millions in debt.

FACT: KAYS now has some of the same cannabis capacity opportunities as companies worth billions, but without the corresponding debt load, making it attractive to large project financiers and perhaps enabling the Company to take advantage of the Greek & Israeli opportunities and be a Cannabis 2.0 Leader.

Corporate and Financial Structure

Focusing on development of U.S.-based operations.

KAYS has built a vertically integrated cannabis company with production capabilities, licensed retail stores and cultivation under its majority owned Marijuana Holdings Americas, Inc.

KayaBrands USA

Focusing on brand and intellectual property development.

KAYS has developed a family of brands, 4 of which have been launched in Kaya Shack stores, and 14 set to be launched in 2021. Many of the Kaya Brands USA properties will be used in KAYS' affiliated enterprises.

kaya gear

KayaBuddies™ Buds with Benefits! premium • bud only • pre-rolls

RHG REALLY HAPPY GLASS

kumba EXTRACTS

KAYA BRANDS
INTERNATIONAL

Focusing on developing opportunities outside of the of U.S.

Kaya Brands International ("KBI"), a KAYS majority owned subsidiary is planning to build upon the Kaya Farms brand internationally through 2 KBI majority owned subsidiaries

kind cultivation
KAYA KANNABIS
KAYA FARMS GREECE

Kaya Kannabis is a project of Greekkannabis S.A. ("GKC"). KBI is in the process of exercising its options to purchase a 50% interest in GKC.

kind cultivation
kaya shalvah
KAYA FARMS ISRAEL

Kaya Shalvah is a project of Kaya Shalvah, Ltd., an Israeli company. KBI is a majority shareholder of Kaya Shalvah.

KBI Pathway to Growth

We have built a vertically integrated cannabis company with production capabilities, licensed retail stores and a family of brands and intellectual property that we are poised to leverage using these 2 projects.

These two facilities, as currently envisioned (subject to obtaining successful financing, completing construction and obtaining final requisite licensing), are configured to produce approximately 600,000 pounds of GMP Certified, Premium Medical Grade, Cannabis annually for potential export to the European Union and elsewhere.

Funding Growth

KAYS 506C

KAYS is seeking to raise up to $4,000,000

Targeted use of proceeds include allocations for the initial development of the Greece and Israel Projects, further development of KAYS Kaya Farms Projects in Oregon, launch of the Kaya Cannabis Brands and enhancement of Kaya Shack Retail and Delivery Operations in Oregon.

More information and our investor portal will be released next week. To request information please e-mail info@kayaholdings.com. This offering is available to accredited investors only.

Subsidiary Financing

Capital targeted in at the project level, with valuations based on current market values of similar early-stage large-scale cultivation projects. Any debt taken on for the Greek and/or Israeli projects will be taken at the subsidiary level.

Thank You



Final Thoughts

The Case for Our Undervalued Stock

KAYS' shares have been depressed since the first big dip in cannabis stocks.

The Company's pace of growth was slower than better funded companies that established high-cost multi-state operations.

KAYS is less burdened by debt – making us operationally flexible and attractive to institutional investors

The Company now has sufficient growth potential for investors to reacquaint themselves with KAYS.

Final Thoughts

Cannabis Industry Investment Essentials of BDC Analytics identifies 5 cornerstones for the meaningful cannabis enterprise of "the future":

Our joint project in Greece will be 500,000 sq. ft., with 300,000 sq. ft. cultivation canopy. Our Israeli project is expected to be 780,000 sq. ft. with 500,000 sq. ft. of canopy. Combined projected yield approaches 600,000 pounds annually.

Both the Greek and Israeli farms have be planned to feature 80,000 sq. ft. EU-GMP standard extraction and production facilities.

All KAYS' ventures enjoy access to KAYS' 18 proprietary brands in traditional categories – oils, tinctures, candies - and untraditional categories – cannaceuticals, fruit juices, frozen Italian entrees.

Four off-take agreements for Kaya Kannabis and 2 for Kaya Shalvah – so far.

The Kaya Shack retail brand available for company expansion and franchising. Canada, Israel, U.S.

THE FUTURE IS:

LARGE SCALE CULTIVATION
Consistent high-quality, low-cost production

PRODUCTION & EXTRACTION
High quality lab-tested product. Range of flower, oils, & edibles.

BRANDS
Wide selection of popular brands

DISTRIUTION
Efficient delivery of wide-product

RETAIL
High quality dispensaries, positioned for online sales.

Excerpted from BDC Analytics July 1, 2019 Cannabis Industry Investment Essentials

Thank You



PLEASE CONTACT:

CRAIG FRANK

CRAIG@KAYAHOLDINGS.COM